Countrywide
HOME LOANS
2900 Madera Road
Simi Valley, California 93065- 6298
(805) 955-1000
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. (CHL),
Countrywide Tax Services Corporation, Newport Management Corporation, and
Countrywide Home Loans Servicing, L.P., a wholly-owned subsidiary of CHL
(collectively the "Company") provides this platform- level assessment, for which
Countrywide Financial Corporation and such subsidiaries participated in sevicing functions, as such term is described under Title 17, Section 229.1122 of the Code of
Federal Regulations ("Item 1122 of Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission in regard to the following servicing platform for the following period:
Platform: publicly- Issued (i.e., registered with the Securities and Exchange
Commission pursuant to the Securities Act of 1933, as amended) residential mortgage-
backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan, products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 fo r which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), collectively "Servicing Functions " and for which the related issue r has a fiscal year end of December 31, 2006. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides Servicing Functions.
Period: as of and fo r the year ended December 31, 2006.
Applicable Servicing Criteria: all servicing criteria set forth in Item 1122(d), to the extent required in the related agreements, except for the following paragraphs:
1122(d)(1)(iii), 1122(d)(3)(i)(B), only as it relates to information other than that contained in the monthly remittance report delivered by the servicer to the master servicer, trustee, and/or bond administrator, 1122(d)(3)(i)(D), only as it relates to the agreeing with investors' records as to the total unpaid principal balance and number of pool assets serviced by the servicer, 1122(d)(3)(ii), only as it relates to amounts other than amounts remitted by the servicer to the master servicer, trustee, and/or bond administrator, 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii), only as
1122(d)(4)(i) and 1122(d)(4)(ii) relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such
Exhibit 33 a)
functions for the related transaction, and I 122(d)(4)(xv), only as it relates to Item 1115 of
Regulation AB (derivative transactions).
With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:
1. The Company is responsible for assessing its compliance with the Applicable
Servicing Criteria.
2. The Company has assessed compliance with the Applicable Servicing Criteria.
3. Other than as identified on Schedule A hereto, as of and for the Period, the
Company was in material compliance with the Applicable Servicing Criteria.
KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance.
COUNTRYWIDE FINANCIAL CORPORATION
By: /s/: Steve Bailey
Steve Bailey
Its: Senior Managing Director and Chief Executive
Officer, Loan Administration
Dated: February 28, 2007
By: /s/: Kevin Meyers
Kevin Meyers
Its: Managing Director and Chief Financial Officer,
Countrywide Home Loans, Inc. Loan
Administration
Dated: February 28, 2007
Schedule A
Material Instances of Noncompliance
No material instances of noncompliance: the Company has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31,
2006.
GreenPoint Mortgage Funding, Inc.
Certification Regarding Compliance with Applicable Servicing Criteria
1. GreenPoint Mortgage Funding, Inc, ("GreenPoint") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of
Regulation AB, as of and for the 12-month period ending December 31, 2006 (the
"Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which GreenPoint acted as servicer involving residential mortgage loans (the "Platform");
2. GreenPoint has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and GreenPoint elects to take responsibility for assessing comp liance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto;
3. Except as set forth in paragraph 4 below, GreenPoint used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4. The criteria listed in the column tilled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GreenPoint based on the activities it performs, directly or through its Vendors, with respect to the Platform;
5. GreenPoint has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix B hereto;
6. GreenPoint has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31,
2006 and for the Reporting Period with respect to the Platform taken as a whole;
7. GreenPoint has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and
8. Ernst & Young, a registered public accounting firm, has issued an attestation report on
GreenPoint's assessment of compliance with the applicable servicing criteria for the
Reporting Period.
February 28, 2007
GreenPoint Mortgage Funding, Inc.
By: /s/: Michael DeFrancesco
Name: Michael DeFrancesco
Title: Senior Vice President,
Loan Administration
Exhibit 33 b)
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other
triggers and events of default in
accordance with the transaction
agreements.
X
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the
third party's performance and
compliance with such servicing
activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back- up
servicer for the mortgage loans are
maintained,
`
x
1122(d)(1)(iv)
A fidelity bond and errors and
omissions policy is in effect on the party
participating in the servicing function
throughout the reporting period in the
amount of coverage required by and
otherwise in accordance with the terms
of the transaction agreements.
x
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans arc
deposited into the appropriate custodial
bank accounts and related bank clearing
accounts no more than two business
days following receipt or such other
number of days specified in the
transaction agreements.
x
X(1)
1122(d)(2)(ii)
Disbursements made via wire transfer
on behalf of an obligor or to an investor
X
are made only by authorized personnel.
1122(d)(2)(iii)
Advances of hinds or guarantees
regarding collections, cash flows or
distributions, and any interest or other
fees charged for such advances, are
made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such
as cash reserve
-
accounts or accounts
established as a form of overcollateralization,
are separately maintained (e.g., with respect
to commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at
a federally insured depository institution
as set forth in the transaction
agreements. For purposes of this
criterion, federally insured depository
institution" with respect to a foreign
financial institution means a foreign
financial institution that meets the
requirements of Rule 13k-1(b)(l)
of the Securities Exchange Act
X
1122(d)(2)(vi)
Unissued
checks are safeguarded so as
to prevent
unauthorized access.
X
.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset-backed
securities related bank accounts,
including custodial accounts and related
bank clearing accounts. These
reconciliations are (A) mathematically
accurate; (B) prepared within 30 calendar
days after the bank statement cutoff date,
or such other number of days specified in
the transaction agreements; (C) reviewed
and approved by someone other than the
person who prepared the reconciliation;
and (D) contain explanations for
reconciling items. These reconciling
items are resolved within 90 calendar
days of their original identification, or
such other number of days specified in
X
the transaction agreements.
Investor Remittances and
Reporting
1122(d)(3)(i)
Reports to investors, including those to be
filed with the Commission, are
maintained in accordance with the
transaction agreements and applicable
Commission requirements. Specifically,
such reports (A) are prepared in
accordance with timeframes and other
terms set forth in the transaction
agreements; (B) provide information
calculated in accordance with the terms
specified in the transaction agreements;
(C) are filed with the Commission as
required by its rules and regulations; and
(D) agree with investors' or the trustee's
records as to the total unpaid principal
balance and number of mortgage loans
serviced by the Servicer.
x
`
1122(d)(3)(ii)
Amounts due to investors are allocated
and remitted in accordance with
timeframes, distribution priority and other
terms set forth in the transaction
agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
Servicer's investor records, or such other
number of days specified in the
transaction agreements.
x
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
Pool Asset Ad ministration
1122(d)(4)(i)
Collateral or security on mortgage loans
is maintained as required by the
transaction agreements or related
mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are
safeguarded as required by the transaction
agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions
to the asset pool are made, reviewed and
approved in accordance with any
conditions or requirements in the
transaction agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any
payoffs, made in accordance with the related
mortgage loan documents are posted to the
Servicer's obligor records maintained no more
than two business days after receipt, or such
other number of days specified in the
transaction agreements, and allocated to
principal, interest or other items (e.g., escrow)
in accordance with the related mortgage loan
documents.
X
1122(d)(4)(v)
The Servicer's records regarding the
mortgage loans agree with the Servicer's
records with respect to an obligor's
unpaid principal balance.
X
X(1)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
1122(d)(4)(v i)
Changes with respect to the terms or
status of an obligor's mortgage loans
(e.g., loan modifications or re-agings) are
made, reviewed and approved by
authorized personnel in accordance with
the transaction agreements and related
pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and
deeds in lieu of foreclosure, foreclosures
and repossessions, as applicable) are
initiated, conducted and concluded in
accordance with the timeframes or other
requirements established by the
transaction agreements.
X
1122(d)(4)(v iii)
Records documenting collection efforts
are maintained during the period a
mortgage loan is delinquent in
accordance with the transaction
agreements. Such records are maintained
on at least a monthly basis, or such other
period specified in the transaction
agreements, and describe the entity's
activities in monitoring delinquent
mortgage loans including, for example,
phone calls, letters and payment
rescheduling plans in cases where
delinquency is deemed temporary (e.g.,
illness or unemployment).
x
`
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for mortgage loans with variable
rates are computed based on the related
mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an
obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance
with the obligor's mortgage loan
documents, on at least an annual basis, or
such other period specified in the
transaction agreements; (B) interest on
such funds is paid, or credited, to obligors
in accordance with applicable mortgage
loan documents and state laws; and (C)
such funds are returned to the obligor
within 30 calendar days of full repayment
of the related mortgage loans, or such
other number of days specified in the
transaction agreements.
x
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments) are
made on or before the related penalty or
expiration dates, as indicated on the
appropriate bills or notices for such
payments, provided that such support has
been received by the servicer at least 30
calendar days prior to these dates, or
such other number of days specified in the
transaction agreements.
X(2)
1122(d)(4)(xii)
Any late payment penalties in connection
with any payment to be made on behalf of
an obligor are paid from the servicer's
funds and not charged to the obligor,
unless the late payment was due to the
obligor's error or omission.
X(2)
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two business
days to the obligor's records maintained
by the servicer, or such other number of
days specified in the transaction
agreements.
X
1122(d)(4)(xiiv)
Delinquencies, charge-offs and
uncollectible accounts are recognized and
recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xiv )
Any external enhancement or other
support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation
AB, is maintained as set forth in the
transaction agreements.
X
(1) The servicer has elected to take responsibility for assessing compliance with such servicing criteria as permitted by the Interpretation 17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox
(2) The servicer will obtain an assertion of management and an accompanying 1122 attestation report from the vendor performing such activities.
APPENDIX B*
1. GreenPoint has identified the following noncompliance with servicing criteria
l122(d)(1)(i), 1122(d)(2)(iv), and 1122(d)(3)(ii) applicable to the Platform during the year ended December 31, 2006 as follows:
122(d)(l)(i) -- GreenPoint did not institute policies and procedures to monitor performance or other triggers and. events of defaults in accordance with the transaction agreements.
1l22(d)(2)(iv) --GreenPoint did not establish separate P&I and T&I accounts for certain securitizations which allowed funds to be commingled in various custodial accounts.
1122(d)(3)(ii) --In certain situations where GreenPoint has received mortgage insurance proceeds prior to the liquidation of the related properties, the mortgage insurance proceeds were not remitted at the time of the next regularly scheduled remittance date as required by the transaction agreements, but instead remained in the related custodial account and were remitted at the time the REQ liquidation proceeds were remitted to the
Master Servicer.
2. GreenPoint has implemented the following remediation procedures:
1122(d)(l)(i) --GreenPoint has active monitoring of the entire portfolio and at investor levels but not at the securitization transaction level. GreenPoint will establish policies and procedures to monitor performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(2)(iv) --GreenPoint has separated the commingled funds and established proper custodial and escrow accounts and improved the oversight of establishing suc h accounts as required by the related agreements.
1l22(d)(3)(ii) -- GreenPoint is modifying applicable agreements to clarify that such mortgage insurance proceeds may be remitted at the time of the remittance of the REO liquidation proceeds or modifying its remittance practice to remit the mortgage insurance proceeds during the next regularly schedule remittance where required.
*Accountants' attestation report covers only paragraph 1 of this Appendix B
[Chase logo] JPMCB- Prime
Management's Report on Assessment of Compliance with Applicable Servicing
Criteria
JPMorgan Chase Bank, National Association (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"),
excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing
Criteria"). This report covers the asset-backed securities transactions backed by prime residential mortgages serviced on the Real Estate ("RE") servicing system where the related asset-backed securities were outstanding during the Reporting Period (the
"Platform").
The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the
Reporting Period and (ii) has concluded that the Asserting Party has complied, in an material respects, with the Applicable Servicing Criteria as of December 31, 2006 and for
the Reporting Period with respect to the Platform, taken as a whole.
PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the
Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as
set forth in this report.
JPMorgan Chase Bank, National Association
Signed: /s/: David Lowman
Name: David Lowman
Title: Executive Vice President
Date: 02/26/2007
Exhibit 33 c)
Exhibit A
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
Inapplicable
Servicing Criteria
Reference
Criteria
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreements.
X(1)
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back- up servicer for the mortgage loans are maintained,
`
x
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by
and otherwise in accordance with the terms of the transaction agreements.
x
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans arc deposited into the
appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt or such other number of days specified in the transaction
agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of hinds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve
- accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction
agreements. For purposes of this criterion, federally insured depository institution" with respect to a foreign financial
institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(l)
X
of the Securities Exchange Act
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent
unauthorized access.
.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
agreements; (C) reviewed and approved by someone other
than the person who prepared the reconciliation; and (D)
contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
(1) The Asserting Party monitors events of default as obligated pursuant to the transaction agreements.
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the
transaction agreements; (B) provide information calculated
in accordance with the terms specified in the transaction
agreements; (C) are filed with the Commission as required
by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
`
X
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the Servicer's investor records, or such
other number of days specified in the transaction
agreements.
X
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or
custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans is maintained as
required by the transaction agreements or related
mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are safeguarded as
required by the transaction agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool
are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made
in accordance with the related mortgage loan documents
are posted to the Servicer's obligor records maintained no
more than two business days after receipt, or such other
number of days specified in the transaction agreements,
and allocated to principal, interest or other items (e.g.,
escrow) in accordance with the related mortgage loan
documents.
X
1122(d)(4)(v)
The Servicer's records regarding the mortgage loans agree
with the Servicer's records with respect to an obligor's
unpaid principal balance.
X
1122(d)(4)(v i)
Changes with respect to the terms or status of an
obligor's mortgage loans (e.g., loan modifications or re-
agings) are made, reviewed and approved by authorized
personnel in accordance with the transaction agreements
and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance
plans, modifications and deeds in lieu of foreclosure,
foreclosures and repossessions, as applicable) are
initiated, conducted and concluded in accordance with
the timeframes or other requirements established by the
transaction agreements.
X
1122(d)(4)(v iii)
Records documenting collection efforts are maintained
during the period a mortgage loan is delinquent in
accordance with the transaction agreements. Such
records are maintained on at least a monthly basis, or
such other period specified in the transaction
agreements, and describe the entity's activities in
monitoring delinquent mortgage loans including, for
example, phone calls, letters and payment rescheduling
plans in cases where delinquency is deemed temporary
(e.g., illness or unemployment).
`
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for
mortgage loans with variable rates are computed based
on the related mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) such funds are analyzed, in
accordance with the obligor's mortgage loan documents,
on at least an annual basis, or such other period specified
in the transaction agreements; (B) interest on such funds
is paid, or credited, to obligors in accordance with
applicable mortgage loan documents and state laws; and
(C) such funds are returned to the obligor within 30
calendar days of full repayment of the related mortgage
loans, or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related
penalty or expiration dates, as indicated on the
X
appropriate bills or notices for such payments, provided
that such support has been received by the servicer at
least 30 calendar days prior to these dates, or such other
number of days specified in the transaction agreements.
1122(d)(4)(xii)
Any late payment penalties in connection with any
payment to be made on behalf of an obligor are paid from
the servicer's funds and not charged to the obligor, unless
the late payment was due to the obligor's error or
omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted
within two business days to the obligor's records
maintained by the servicer, or such other number of days
specified in the transaction agreements.
X
1122(d)(4)(xiiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xiv )
Any external enhancement or other support, identified in
Item 1114(a)(1) through (3) or Item 1115 of Regulation
AB, is maintained as set forth in the transaction
agreements.
X
[CHASE logo] CHF-Prime
Management's Report on Assessment of Compliance with Applicable Servicing
Criteria
Chase Home Finance LLC (the "Asserting Party") is responsible for assessing compliance as of December 3l, 2006 and for the period from January l, 2006 through
December 31, 2006 (the "Reporting Period"), with the servicing criteria set forth in Title
17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), excluding the inapplicable servicing criteria as set forth in Exhibit A hereto (such criteria, after giving effect to the exclusions identified on Exhibit A, the "Applicable Servicing Criteria").
This report covers the asset-backed securities transactions backed by prime residential mortgages serviced on the Real Estate ("RE") servicing system where the related asset-
backed securities were outstanding during the Reporting Period (the "Platform").
The Asserting Party has engaged certain vendors (the "Vendors") to perform specific and limited activities or activities scripted by the Asserting Party as of and during the
Reporting Period, and the Asserting Party elects to take responsibility for assessing compliance with the Applicable Servicing Criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto (such criteria, the "Applicable
Vendor Servicing Criteria").
The Asserting Party (i) has not identified and is not aware of any material instance of noncompliance by the Vendors with the Applicable Vendor Servicing Criteria and (ii) has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the Applicable Vendor Servicing Criteria as of
December 31, 2006 and for the Reporting Period.
The Asserting Party (i) has used the criteria set forth in 17 CFR 229.1122(d) to assess the compliance by the Asserting Party with the Applicable Servicing Criteria for the
Reporting Period and (ii) has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2006 and for
the Reporting Period with respect to the Platform, taken as a whole.
PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on our assessment of compliance with the
Applicable Servicing Criteria as of December 31, 2006 and for the Reporting Period as
set forth in this report.
Chase Home Finance LLC
Signed: /s/: Kim Greaves Signed: /s/: Jim Miller
Name: Kim Greaves Name: Jim Miller
Title: Senior Vice President Title: Senior Vice President
Date: 02/26/2007 Date: 02/26/2007
Exhibit 33 d)
EXHIBIT A
CHF - Prime
SERVICING CRITERIA
APPLICABLE
SERVICING
CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
by
Servicer
Performed
by
Vendor(s)
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other triggers and
events of default in accordance with the
transaction agreements.
X(1)
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the third
party's performance and compliance with such
servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back- up servicer for
the mortgage loans are maintained,
`
x
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy
is in effect on the party participating in the
servicing function throughout the reporting
period in the amount of coverage required by
and otherwise in accordance with the terms of
the transaction agreements.
x
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans arc deposited into
the appropriate custodial bank accounts and
related bank clearing accounts no more than
two business days following receipt or such
other number of days specified in the
transaction agreements.
x
X(2)
1122(d)(2)(ii)
Disbursements made via wire transfer on
behalf of an obligor or to an investor are made
only by authorized personnel.
X
1122(d)(2)(iii)
Advances of hinds or guarantees regarding
collections, cash flows or distributions, and any
interest or other fees charged for such
advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such
as cash reserve - accounts or accounts
X
established as a form of overcollateralization,
are separately maintained (e.g., with respect to
commingling of cash) as set forth in the
transaction agreements.
1122(d)(2)(v)
Each custodial account is maintained at a
federally insured depository institution as set
forth in the transaction agreements. For
purposes of this criterion, federally insured
depository institution" with respect to a foreign
financial institution means a foreign financial
institution that meets the requirements of Rule
13k-1(b)(l)
of the Securities Exchange Act
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to
prevent unauthorized access.
X
.
1122(d)(2)(vii)
Reconciliations are prepared on a monthly
basis for all asset-backed securities related
bank accounts, including custodial accounts
and related bank clearing accounts. These
reconciliations are (A) mathematically
accurate; (B) prepared within 30 calendar days
after the bank statement cutoff date, or such
other number of days specified in the
transaction agreements; (C) reviewed and
approved by someone other than the person
who prepared the reconciliation; and (D)
contain explanations for reconciling items.
These reconciling items are resolved within 90
calendar days of their original identification, or
such other number of days specified in the
transaction agreements.
X
X(3)
(1) The Asserting Party monitors events of default as obligated pursuant to the transaction agreements.
(2) An affiliate vendor deposits funds from customer transactions to a lockbox clearing account.
(3) Two vendors prepare account reconciliations on disbursement clearing accounts.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
by Servicer
Performed
by
Vendor(s)
Investor Remittances and
Reporting
1122(d)(3)(i)
Reports to investors, including those to be
filed with the Commission, are maintained
in accordance with the transaction
agreements and applicable Commission
requirements. Specifically, such reports
(A) are prepared in accordance with
timeframes and other terms set forth in the
transaction agreements; (B) provide
X(4)
`
information calculated in accordance with
the terms specified in the transaction
agreements; (C) are filed with the
Commission as required by its rules and
regulations; and (D) agree with investors'
or the trustee's records as to the total
unpaid principal balance and number of
mortgage loans serviced by the Servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and
remitted in accordance with timeframes,
distribution priority and other terms set
forth in the transaction agreements.
X(5)
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
Servicer's investor records, or such other
number of days specified in the transaction
agreements.
X(6)
1122(d)(3)(iv)
Amounts remitted to investors per the
investor reports agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X(7)
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans is
maintained as required by the transaction
agreements or related mortgage loan
documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are
safeguarded as required by the transaction
agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions to
the asset pool are made, reviewed and
approved in accordance with any
conditions or requirements in the
transaction agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any
payoffs, made in accordance with the related
mortgage loan documents are posted to the
Servicer's obligor records maintained no more
than two business days after receipt, or such
other number of days specified in the
transaction agreements, and allocated to
principal, interest or other items (e.g., escrow)
in accordance with the related mortgage loan
documents.
X
1122(d)(4)(v)
The Servicer's records regarding the
mortgage loans agree with the Servicer's
records with respect to an obligor's unpaid
principal balance.
X
1122(d)(4)(v i)
Changes with respect to the terms or status
of an obligor's mortgage loans (e.g., loan
modifications or re-agings) are made,
reviewed and approved by authorized
personnel in accordance with the
X
transaction agreements and related pool
asset documents.
4)
The Asserting Party provides monthly pool accounting reports to the appropriate party pursuant to the transaction agreements.
5) The Asserting Party remits amounts to the appropriate party pursuant to the transaction agreements.
6)
Disbursements made to the appropriate party pursuant to the transaction agreements are posted within two business days to the Asserting Party's records, or such other number of days specified in the transaction agreements.
7)
The Asserting Party reconciles its records relating to disbursements made to the appropriate party pursuant to the transaction agreements.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
by Servicer
Performed
by
Vendor(s)
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g.,
forbearance plans, modifications and
deeds in lieu of foreclosure, foreclosures
and repossessions, as applicable) are
initiated, conducted and concluded in
accordance with the timeframes or other
requirements established by the
transaction agreements.
X
1122(d)(4)(v iii)
Records documenting collection efforts
are maintained during the period a
mortgage loan is delinquent in accordance
with the transaction agreements. Such
records are maintained on at least a
monthly basis, or such other period
specified in the transaction agreements,
and describe the entity's activities in
monitoring delinquent mortgage loans
including, for example, phone calls, letters
and payment rescheduling plans in cases
where delinquency is deemed temporary
(e.g., illness or unemployment).
x
`
1122(d)(4)(ix)
Adjustments to interest rates or rates of
return for mortgage loans with variable
rates are computed based on the related
mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an
obligor (such as escrow accounts): (A)
such funds are analyzed, in accordance
with the obligor's mortgage loan
documents, on at least an annual basis, or
such other period specified in the
transaction agreements; (B) interest on
such funds is paid, or credited, to obligors
in accordance with applicable mortgage
loan documents and state laws; and (C)
x
such funds are returned to the obligor
within 30 calendar days of full repayment
of the related mortgage loans, or such
other number of days specified in the
transaction agreements.
1122(d)(4)(xi)
Payments made on behalf of an obligor
(such as tax or insurance payments) are
made on or before the related penalty or
expiration dates, as indicated on the
appropriate bills or notices for such
payments, provided that such support has
been received by the servicer at least 30
calendar days prior to these dates, or such
other number of days specified in the
transaction agreements.
X X(8)
1122(d)(4)(xii)
Any late payment penalties in connection
with any payment to be made on behalf of
an obligor are paid from the servicer's
funds and not charged to the obligor,
unless the late payment was due to the
obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an
obligor are posted within two business
days to the obligor's records maintained
by the servicer, or such other number of
days specified in the transaction
agreements.
X
1122(d)(4)(xiiv)
Delinquencies, charge-offs and
uncollectible accounts are recognized and
recorded in accordance with the
transaction agreements.
X
1122(d)(4)(xiv )
Any external enhancement or other
support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation
AB, is maintained as set forth in the
transaction agreements.
X
(8) Two vendors provide information used by the Asserting Party to pay taxes and insurance on behalf of obligors.
PHH Mortgage
[PHH Logo]
3000 Leadenhall Road
Mt. Laurel, NJ 08054
REPORT ON ASSESSMENT OF COMPLIANCE WITH REGULATION AB
SERVICING CRITERIA
PHH Mortgage Corporation (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through
December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in
Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for criteria set forth in Section 229.1122(d)(3)(i)(c), (d)(4)(ii), (d)(4)(xv) and (d)(1)(iii) of the CFR,
which the Asserting Party has concluded are not applicable to the servicing activities it performs with respect to the transactions covered by this report (the "Applicable
Servicing Criteria"). The criteria set forth in Section 229.1122 (d)(4)(vii) and (d)(4)(xi) of the CFR are performed by outsource providers on behalf of the Asserting Party; however, the Asserting Party has monitored the outsourcing of these criteria and assumes responsibility for compliance. The transactions covered by this report include all non-
agency loan sale agreements executed after January 1, 2006 as well as all re-
securitization transactions after January 1, 2006 for which the Asserting Party served as servicer (the "Platform").
The Asserting Party has assessed its compliance with the Servicing Criteria as of
December 31, 2006 and for the Reporting Period and has concluded that the Asserting
Party has complied, in all material respects, with the Servicing Criteria with respect to the
Platform taken as a whole except for as discussed below;
Standard Description
1122(d)(1)(i)
The Asserting Party has not instituted policies and procedures to specifically monitor performance or other triggers or events of default stated in the transaction agreements.
1122(d)(1)(iv)
During the months of July, August, and September, the Company's minimum coverage requirement exceeded its $160 million fidelity bond by amounts ranging up to approximately $1.3 million.
Effective September 27, 2006, the Company's fidelity bond was increased to $170 million.
1122(d)(3)(i)(A)
The Asserting Party did not maintain or provide one of the
required monthly reports stated in the transaction agreements during the year.
1122(d)(3)(i)(D)
The Asserting Party did not perform procedures to agree the
unpaid principal balance and number of loans serviced by the
Asserting Party with that of the investors or trustees.
Exhibit 33 e)
Deloitte & Touche, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Servicing Criteria for the
Reporting Period as set forth in this assertion.
PHH Mortgage Corporation
Date; February 28, 2007
/s/: Terence W. Edwards
Terence W. Edwards
President and Chief Executive Officer
/s/: Mark Danahy
Mark Danahy
Senior Vice President and Chief Financial Officer
/s/: Martin L. Foster
Martin L. Foster
Senior Vice President -- Loan Servicing
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934
U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Master Servicing Platform
1
hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:
1. U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;
2. U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;
3. U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on the January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .
4. Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.
U.S. BANK NATIONAL ASSOCIATION
/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vice President
Date: February 26, 2007
1
The U.S. Bank Master Servicing Platform (the "Platform") consists of the activities involved in the performance of master servicing functions, including securities and certificate administrator and custodian, for publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006. The Platform does not include activities pertaining to primary servicing functions.
Exhibit 33 f)
U.S. Bank Master Servicing Platform
2
EXHIBIT A to Management's Assertion
Reg AB
Reference
Servicing Criteria
General Servicing Considerations
1122(d)(1)(i) Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
1122(d)(2)(ii) Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii) Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal
U.S. Bank Master Servicing Platform
3
balance and number of Pool Assets serviced by the Servicer.
1122(d)(3)(ii) Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv) Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii) Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable
1122(d)(4)(vi) Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Not Applicable
1122(d)(4)(vii) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Not Applicable
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
Not Applicable
U.S. Bank Master Servicing Platform
4
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Not Applicable
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
Not Applicable
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
Not Applicable
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv) Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.